Exhibit 10.27

EXECUTION COPY

This JOINDER AGREEMENT, dated as of May 10, 2011, is delivered pursuant to Section 7.10 (Additional Grantors) of the Pledge and Security Agreement, dated as of April 28, 2011 by KBS GKK Participation Holdings ii, LLC (the “Seller”) and the Subsidiaries of the Seller listed on the signature pages thereof in favor of the Citigroup Financial Products Inc. (the “Pledge and Security Agreement”). Capitalized terms used herein but not defined herein are used with the meanings given them in the Pledge and Security Agreement.
By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 7.10 (Additional Grantors) of the Pledge and Security Agreement, hereby becomes a party to the Pledge and Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, hereby grants to the Buyer, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Guaranteed Obligations of the undersigned, a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the undersigned and expressly assumes all obligations and liabilities of a Grantor thereunder.
The information set forth in Annex 1-A is hereby added to the information set forth in Schedules 1 through 6 to the Pledge and Security Agreement. By acknowledging and agreeing to this Joinder Agreement, the undersigned hereby agree that this Joinder Agreement may be attached to the Pledge and Security Agreement and that the Pledged Collateral listed on Annex 1-A to this Pledge Amendment shall be and become part of the Collateral referred to in the Pledge and Security Agreement and shall secure all Guaranteed Obligations of the undersigned.
The undersigned hereby represents and warrants that each of the representations and warranties contained in Article III (Representations and Warranties) of the Pledge and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.

EXECUTION COPY

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.
KBS ACQUISITION SUB, LLC,
a Delaware limited liability company

By:    KBS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:    KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company,
its sole member

By:    KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:    KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:    /s/ David E. Snyder
David E. Snyder
Chief Financial Officer

[JOINDER TO GUARANTOR PLEDGE AND SECURITY AGREEMENT(CITIBANK FACILITY)

KBS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company

By:    KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company,
its sole member

By:    KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:    KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:    /s/ David E. Snyder
David E. Snyder
Chief Financial Officer

[JOINDER TO GUARANTOR PLEDGE AND SECURITY AGREEMENT(CITIBANK FACILITY)

ACKNOWLEDGED AND AGREED
as of the date first above written:
CITIGROUP FINANCIAL PRODUCTS INC.,
as Buyer
By:    /s/ Richard B. Schlenger
Name: Richard B. Schlenger
Title: Authorized Signatory

[JOINDER TO GUARANTOR PLEDGE AND SECURITY AGREEMENT(CITIBANK FACILITY)